  SUPPLEMENT TO THE PRINCIPAL INVESTORS FUND, INC. - CAPITAL PRESERVATION FUND ADVISORS PREFERRED, ADVISORS SELECT, PREFERRED AND SELECT SHARES PROSPECTUS
                              DATED MARCH 1, 2004

DATED: JULY 30, 2004

On July 29, 2004, the Board of Directors of Principal Investors Fund, Inc.:

.. took the necessary action to cause the Capital Preservation Fund (the "Fund")
  to become a money market fund;
.. reduced the Fund's investment management fee to the same level as the investment management fee for the Money Market Fund;
.. reduced the target net asset value of the Fund from $10.00 per share to $1.00 per share, without changing the proportionate beneficial interests of shareholders in the assets belonging to the Fund, by declaring with respect to all classes of shares of the Fund a distribution of nine shares of stock of the same class for each outstanding share; and
.. removed the redemption fee formerly applicable with respect to the Fund.

The Board took the action because of its concern about the ability of the Fund to maintain a stable net asset value in the absence of its conversion to a money market fund. The Board's action was effective as of the close of the New York Stock Exchange on July 29, 2004.


The following should be added at p. 3 as the last sentence under the caption "Investment Results": "Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yields for the Capital Preservation Fund." In deciding whether to invest or continue with an investment in the Fund, investors, among other things, should consider the total return figures for the Fund at p. 6 of the prospectus. The total return figures for the Fund reflect its operations prior to conversion to a money market fund.


The description of the Fund at pp. 4-6 of the prospectus is replaced by the description that follows under the caption "CAPITAL PRESERVATION FUND."


Other changes to the prospectus relating to the Fund are set forth below beginning with the caption "Fees and Expenses as a % of average daily net assets."


CAPITAL PRESERVATION FUND
The Fund seeks a high level of current income while seeking to maintain a stable value per share.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS
The Fund Operating Expenses table and the related Examples at p. 7 of the prospectus are replaced by the following:

FUND OPERATING EXPENSES*

                                       ADVISORS  ADVISORS
                                        SELECT   PREFERRED  SELECT   PREFERRED
                                        CLASS      CLASS    CLASS      CLASS
 Management Fees....................    0.40%      0.40%    0.40%      0.40%
 12b-1 Fees.........................    0.30       0.25     0.10        N/A
 Other Expenses**...................    0.45       0.32     0.28       0.26
                                        ----       ----     ----       ----
        TOTAL FUND OPERATING EXPENSES   1.15%      0.97%    0.78%      0.66%
  **Other Expenses:
    Service Fee...................      0.25%      0.17%    0.15%      0.15%
    Administrative Service Fee....      0.20       0.15     0.13       0.11

  * The table reflects a reduction from 0.52% to 0.40% in the management fees payable by the Fund and the termination of wrapper premium expenses in connection with its conversion to a money market fund. In addition, the Manager has voluntarily agreed to limit the expenses paid by the Fund through the period ending February 28, 2005. It will pay expenses normally payable by the Fund to the extent necessary to assure that the value of the Fund's shares does not fall to less than one dollar.

EXAMPLES
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                              NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                       1     3     5      10
 ADVISORS SELECT CLASS                                                              $117  $365  $633  $1,398
 ADVISORS PREFERRED CLASS                                                             99   309   536   1,190
 SELECT CLASS                                                                         80   249   433     966
 PREFERRED CLASS                                                                      67   211   368     822


THE COSTS OF INVESTING
The last section under the caption "The Cost of Investing - Ongoing Fees" at p. 8 of the prospectus, commencing "Capital Preservation Fund only," is deleted.

PORTFOLIO TURNOVER
The second sentence of the second paragraph under the caption "Portfolio Turnover" at p. 15 of the prospectus is replaced by the following: "No turnover rate can be calculated for the Capital Preservation Fund because of the short maturities of the securities in which it invests."

SUB-ADVISOR - DAY-TO-DAY FUND MANAGEMENT (CAPITAL PRESERVATION FUND)
The person named with respect to the Fund, under the column "Day-to-day Fund Management" at p. 16 of the prospectus is replaced by the following:

    MICHAEL R. JOHNSON. Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.

    TRACY REEG. Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a bachelor's degree in finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

    ALICE ROBERTSON. Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

PRICING OF FUND SHARES
The last bullet point and the last paragraph under the caption "Pricing of Fund Shares" at pp. 16-17 of the prospectus are deleted.

REDEMPTION FEES
The section captioned "Redemption Fees (Capital Preservation Fund only)" at p. 18 of the prospectus is deleted.

DIVIDENDS AND DISTRIBUTIONS
The following should be added as the fourth paragraph under the caption "Dividends and Distributions" at p. 19 of the prospectus:

    Under normal circumstances, the Capital Preservation Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

The introductory clause "For the Capital Preservation Fund only" and the next three paragraphs under the same caption are deleted.


ADDITIONAL INFORMATION
The last sentence of the third paragraph under the caption Additional Information" at p. 26 of the prospectus is replaced by the following: "There can be no assurance that the Capital Preservation Fund will be able to maintain a stable share price of $1.00 per share."

                     THIS SUPPLEMENT IS DATED JULY 30, 2004